UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): April 27, 2011

                 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

          Delaware                000-51446               02-0636095
   (State of Incorporation)      (Commission            (IRS employer
                                 File Number)        identification no.)


             121 South 17th Street
               Mattoon, Illinois                     61938-3987
   (Address of principal executive offices)          (Zip code)


     Registrant's telephone number, including area code: (217) 235-3311

                               Not Applicable
        (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

   (b) On April 27, 2011, Joseph R. Dively, a Senior Vice President of Consolidated Communications Holdings, Inc. (the "Company"), informed the Company of his decision to resign from the Company, effective as of May 6, 2011, in order to accept the positions of Senior Executive Vice President of First Mid-Illinois Bancshares, Inc. and President of its subsidiary, First Mid-Illinois Bank & Trust, N.A.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



   Date: April 27, 2011
                            Consolidated Communications Holdings, Inc.




                            By:  /s/ Steven L. Childers
                                 --------------------------------------
                                 Name: Steven L. Childers
                                 Title: Chief Financial Officer